EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774

Items 74A-74T

74A-$24,840
74C-$49,677
74F-$107,189,161
74I-$209,676
74J-$46,824
74L-$237,203
74N-$107,757,381
74O-$14,415
74P-$150,913
74R4-$284,519
74T-$107,307,534
75B-$108,999,519


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $4,439
2. Dividends for a second class of open-end company shares                                                          $2,217
3. Dividends for a third class of open-end company shares                                                           $2,100
4. Dividends for a fourth class of open-end company shares                                                          $349

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.027
        2. Dividends from a second class of open-end company shares                                                 $.029
        3. Dividends from a third class of open-end company shares                                                  $.030
        4. Dividends for a fourth class of open-end company shares                                                  $.078

Item 74

U)      1. Number of shares outstanding                                                                              169,588
        2. Number of shares outstanding for a second class of shares of open-end company shares                      77,106
        3. Number of shares outstanding for a third class of shares of open-end company shares                       69,614
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      4,787

V)      1. Net asset value per share (to the nearest cent)                                                           36.11
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 36.16
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  36.17
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 95.35


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEc Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $252,103
2. Dividends for a second class of open-end company shares                                                          $184,574
3. Dividends for a third class of open-end company shares                                                           $85,881
4. Dividends for a fourth class of open-end company shares                                                          $49,055

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.24
        2. Dividends from a second class of open-end company shares                                                 $.256
        3. Dividends from a third class of open-end company shares                                                  $.26
        4. Dividends for a fourth class of open-end company shares                                                  $1.061

Item 74

U)      1. Number of shares outstanding    									     1,099,504
        2. Number of shares outstanding for a second class of shares of open-end company shares                      739,356
        3. Number of shares outstanding for a third class of shares of open-end company shares                       339,024
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      44,770

V)      1. Net asset value per share (to the nearest cent)                                                  		30.74
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		30.74
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		30.74
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	       126.30

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $38,698
2. Dividends for a second class of open-end company shares                                                          $23,771
3. Dividends for a third class of open-end company shares                                                           $16,185
4. Dividends for a fourth class of open-end company shares                                                          $9,018

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.26
        2. Dividends from a second class of open-end company shares                                                 $.272
        3. Dividends from a third class of open-end company shares                                                  $.275
        4. Dividends for a fourth class of open-end company shares                                                  $.696

Item 74

U)      1. Number of shares outstanding   									    149,521
        2. Number of shares outstanding for a second class of shares of open-end company shares                      88,211
        3. Number of shares outstanding for a third class of shares of open-end company shares                       61,670
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      14,120

V)      1. Net asset value per share (to the nearest cent)                                                  		23.42
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		23.42
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		23.42
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		60.06

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $28,587
2. Dividends for a second class of open-end company shares                                                          $10,580
3. Dividends for a third class of open-end company shares                                                           $8,302
4. Dividends for a fourth class of open-end company shares                                                          $2,836

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.12
        2. Dividends from a second class of open-end company shares                                                 $.135
        3. Dividends from a third class of open-end company shares                                                  $.139
        4. Dividends for a fourth class of open-end company shares                                                  $.263

Item 74

U)      1. Number of shares outstanding   									    236,384
        2. Number of shares outstanding for a second class of shares of open-end company shares                      78,592
        3. Number of shares outstanding for a third class of shares of open-end company shares                       62,136
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      12,573

V)      1. Net asset value per share (to the nearest cent)                                                  		27.21
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     		27.21
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     		27.21
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     		52.88

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $1,089
2. Dividends for a second class of open-end company shares                                                          $468
3. Dividends for a third class of open-end company shares                                                           $401
4. Dividends for a fourth class of open-end company shares                                                          $55

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.005
        2. Dividends from a second class of open-end company shares                                                 $.005
        3. Dividends from a third class of open-end company shares                                                  $.005
        4. Dividends for a fourth class of open-end company shares                                                  $.010

Item 74

U)      1. Number of shares outstanding                                                                              214,182
        2. Number of shares outstanding for a second class of shares of open-end company shares                      92,925
        3. Number of shares outstanding for a third class of shares of open-end company shares                       85,424
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      8,083

V)      1. Net asset value per share (to the nearest cent)                                                           30.48
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 30.50
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  30.53
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 63.73


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794


Item 74

U)      1. Number of shares outstanding                                                                              386,225
        2. Number of shares outstanding for a second class of shares of open-end company shares                      42,877
        3. Number of shares outstanding for a third class of shares of open-end company shares                       194,961
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                      20,251

V)      1. Net asset value per share (to the nearest cent)                                                           18.41
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 83.58
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  18.47
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 67.52

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $2,137
2. Dividends for a second class of open-end company shares                                                          $165
3. Dividends for a third class of open-end company shares                                                           $152

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.009
        2. Dividends from a second class of open-end company shares                                                 $.010
        3. Dividends from a third class of open-end company shares                                                  $.040

Item 74

U)      1. Number of shares outstanding                                                                              239,282
        2. Number of shares outstanding for a second class of shares of open-end company shares                      18,440
        3. Number of shares outstanding for a third class of shares of open-end company shares                       4,535

V)      1. Net asset value per share (to the nearest cent)                                                           15.72
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 15.77
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  65.66


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $227
2. Dividends for a second class of open-end company shares                                                          $19
3. Dividends for a third class of open-end company shares                                                           $44

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.002
        2. Dividends from a second class of open-end company shares                                                 $.003
        3. Dividends from a third class of open-end company shares                                                  $.010

Item 74

U)      1. Number of shares outstanding                                                                              122,501
        2. Number of shares outstanding for a second class of shares of open-end company shares                      10,264
        3. Number of shares outstanding for a third class of shares of open-end company shares                       6,331

V)      1. Net asset value per share (to the nearest cent)                                                           17.36
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 17.40
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  61.80

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEc Identifier C000007789
Class 4 SEc Identifier C000007790

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $938
2. Dividends for a second class of open-end company shares                                                          $823
3. Dividends for a third class of open-end company shares                                                           $614
4. Dividends for a fourth class of open-end company shares                                                          $2,466

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.17
        2. Dividends from a second class of open-end company shares                                                 $.225
        3. Dividends from a third class of open-end company shares                                                  $.942
        4. Dividends from a fourth class of open-end company shares                                                 $.458

Item 74

U)      1. Number of shares outstanding                                                                             6,197
        2. Number of shares outstanding for a second class of shares of open-end company shares                     4,245
        3. Number of shares outstanding for a third class of shares of open-end company shares                        516
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     6,029

V)      1. Net asset value per share (to the nearest cent)                                                           22.82
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 28.53
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    117.40
     	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     56.49


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